Mark Chancy

Chief Financial Officer

Citigroup Financial Services Conference

January 2006

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995.  Such statements include, but are not limited to, statements about the benefits of the merger between SunTrust Banks, Inc. (“SunTrust”) and National Commerce Financial Corporation (“NCF”),
including future financial and operating results, SunTrust’s plans, objectives, expectations and intentions and other statements that are not historical facts.  Such statements are based upon the current beliefs and expectations of SunTrust’s management and are subject to significant risks and uncertainties.  Actual results may differ from those set forth in the forward-looking statements.  The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer to realize than expected; disruption from the merger making it more difficult to maintain relationships with clients, employees or suppliers; increased competition and its effects on pricing, spending, third-party relationships and revenues; the risk of new and changing regulation in the U.S. and internationally.  Additional factors that could cause SunTrust’s results to differ materially from those described in the forward-looking statements can be found in SunTrust’s 2004 Annual Report on Form 10-K, and in the Quarterly Reports on Form 10-Q
and 10-Q/A of SunTrust and NCF filed with the Securities and Exchange Commission and available at the
Securities and Exchange Commission’s internet site (http://www.sec.gov).  The forward-looking statements in this presentation speak only as of the date of the filing, and SunTrust does not assume any obligation to update the forward-looking statements or to update the reasons why actual results could differ from those contained in the forward-looking statements.

This presentation includes some non-GAAP measures to describe SunTrust’s performance.  The reconciliation of those measures to GAAP measures can be found in the appendix of this presentation, as well as in SunTrust’s earnings press releases, which can be found on SunTrust’s website in the news section of the investor relations pages.

SunTrust Overview

7th largest commercial banking
organization in the U.S. with $180
billion in assets

We believe the National Commerce
transaction made the “Best Footprint
in Banking” even better

1,657 full service branches including
in-store branches and nearly 2,800
ATMs

2005-2010
Projected
Weighted
Average
Population
Growth

SunTrust Branches

National Commerce Branches

1

1 Source: SNL Financial.  Note: the data reflects the 25 U.S. banks and thrifts by assets as of December 31, 2005.  Weighted average population growth is based on MSA deposits pro forma for pending and completed acquisitions.

SunTrust Transformation

2005 and beyond

1998/99

Focused on
efficiency,
ability to
deliver
common
customer
experience

Implemented
series of
operational
initiatives and
common
systems
platform

Implemented sales
strategy referred to
as S3 + E2 = Selling,
Serving, Sustaining
client relationships
through Excellence
in Execution

Placed highest
priority on sales,
cross LOB referrals
& client retention

Established high
performance
standards for LOB’s
and geographic units

Introduced
new
geographic
structure and
operating
model

Aligned top
talent to key
leadership
positions

Intensified
local market,
client and
sales focus

Extended
footprint into
key growth
markets with
Crestar
merger

Collapsed 28
bank
charters

Streamlined
functional
organization

Implemented
new revenue
initiatives in
key
businesses

Created
process
efficiencies
and
consistency
in key
business
lines

Enhanced
Franchise

One
Bank

Take the
Lead

Profit
Acceleration

Sales Culture
Transformation

Operating Model Differentiation

LOB’s design business and
product strategies with direct
feedback from the geographic
partners

Geographic partners are led by
regional leaders who have solid
line reporting relationships
with the local Retail,
Commercial and Wealth &
Investment Management
heads.  They are empowered to
deliver services, products and
pricing to local customers

Our specialty businesses that
are centrally managed
effectively use this same
geographic power in our
footprint (e.g., mortgage)

Focused on delivering the
whole institution to customers
on an integrated basis

Key to SunTrust’s on-going
success

        Mid-Atlantic

        Carolinas

        Central

        Florida

Invested in, and optimized ,
the Retail Delivery
Networks

2005 LOB Accomplishments

Streamlined consumer
products and increased
the focus on service quality
at branch locations

New personal checking account sales
up 21%

Successful CD campaign helped drive
a 157% increase in new CD/IRA
accounts

Key Initiatives

Results1

1  Includes only legacy SunTrust data for 2005 as compared to 2004. New account sales include both legacy SunTrust and NCF.

New business checking account sales
up 53%

New business banking loan production
up 23%

Business banking deposits up 15%
and loans up 9%

New Home Equity production
increased 31%

Improvements have increased speed
31%

Opened 75 branches

Upgraded ATMs

Enhanced Online Banking

Built a world class Home
Equity Business and
invested in technology and
process improvements

Launched products and
initiatives to enhance the
business banking client
experience

Retail

Loans                            +10%

Deposits                          +7%

Execution1

Independent research results through
2004:

Hold a #1 or #2 ranking for lead
relationships among companies with
$5MM - $250MM in revenue in 80%
of the Company’s geographic
markets

From 2000 to 2004 increased lead
relationships by 60% in the middle
market commercial segment

Accelerated speed new products are
rolled out to market

Capital Markets fees up 64%

Wealth & Investment Management
fees up 17%

2005 LOB Accomplishments

Key Initiatives

Adopted sales
management process
and installed new
technology to support the
operating model

Sustained market share
gains through our strategy
of relationship planning
and use of strategic
reviews for key client
segments

Implemented Treasury
Management product,
sales and service
enhancements

Commercial

¹ Includes only legacy SunTrust data for 2005 as compared to 2004.

Loans                              +9%

Deposits                           +9%

Results1

Execution1

2005 LOB Accomplishments

Drove the cross-sell of
Capital Markets products
to the Commercial,
Wealth & Investment
Management and
Corporate Banking client
bases

Invested in Debt
Capital Markets
product capabilities,
both new and existing

Focused initiative to
enhance risk adjusted
returns of corporate
clients

Delivered ‘best in
class’ credit
performance

Capital Markets Revenue cross-sold to:

Corporate Banking clients = $192 MM, up
$31 MM or 19%

Commercial clients = $61 MM, up $23 MM or
64%

Wealth & Investment Management clients =
$17 MM, up $8 MM or 99%

Increased product specialists

Debt Capital Markets Revenue = $322 MM,
up $53 MM or 20%

Corporate Banking’s economic profit for
2005 increased 14%

Non-accrual loans = $15 MM, down $40
MM or 73%. Represents 0.1% of total loans

Net charge-offs = $15 MM, down $2 MM or
12%.  Net charge-off ratio was 0.10%

Corporate and Investment Banking

Key Initiatives

Loans                            +11%

Deposits                          +4%

1  Includes only legacy SunTrust data for 2005 as compared to 2004.

Results1

Execution1

2005 LOB Accomplishments

Rolled out and implemented
new client management
operating model in Private
Wealth Management

Continued to ensure our
offerings of products and
services exceeds those of
our competitors

Implemented initiatives which
increased penetration into
existing STI client base

Integrated NCF and First
Mercantile into business units,
expanding opportunities for
cross selling

Institutional new trust business
up 31%

Capital Markets referral $ up
176%

Discretionary assets under
management increased 7%
12/31/05 over 12/31/04

Brokerage assets increased
27% 12/31/05 over 12/31/04

Personal Trust retention
improved by 15%

Wealth & Investment Management

Key Initiatives

¹ Includes only legacy SunTrust data for 2005 as compared to 2004.

Loans                            +14%

Deposits                        +15%

Results1

Execution1

Total cross-sold products up
172%, an increase of over
61,000 products sold over the
same period in 2004

2005 LOB Accomplishments

Grow Market Share

Grow purchase originations
faster than peer average

Increased the size of the
mortgage sales force

Opened 51 new offices to
expand national footprint to
176 total Retail offices and 19
total Wholesale offices

Strong emphasis on Mortgage
cross-sell  program

Focused on home equity,
deposit, credit/debit card
and other consumer
products

Over $66 billion in total
applications, up 45% over 2004

Over $40 billion in purchase
applications, up 51%

$45 billion in total closings, up
49% over 2004

Over $26 billion in purchase
closings, up 54%

Key Initiatives

Mortgage

Loans                            +31%

¹ Includes only legacy SunTrust data for 2005 as compared to 2004.

Results1

Execution1

360 o Relationship Focus

Retail referred $3.7 billion in closed
Mortgages – up over 52%, and made
80,000 referrals to Wealth & Investment
Management 1

Commercial generated $61.9 million in
Capital Markets fees – up 67%2

Mortgage cross-sold nearly 97,000 total
products – up 172%1

Wealth & Investment Management
made 28,000 referrals to Retail 2

Cross-LOB Referrals Driving Revenue Growth

1 STI legacy only vs 2004.

2 Includes NCF.

CIB

Wealth

&

Invest

Mgmt

Retail

Cmml

Mortgage

SunTrust

Customer

2005

Initiatives Driving Improved Results

Operating Model Well
Established

Sales Culture Firmly in
Place

Sales, Cross-sales and
Retention Initiatives
Producing Meaningful
Impact

Improved Financial Results

Average Loans: 14% YOY Growth
Average Deposits: 5% YOY Growth
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
100,138
90,601
103,216
90,968
106,967
93,065
110,818
94,076
113,828
95,257
4Q04
1Q05
2Q05
3Q05
4Q05

1 Deposits = Consumer and Commercial Deposits.

Loan and Deposit Growth 1

($ in millions)

3.5%
3.3%
3.1%
2.9%
2.7%
2.5%
2.3%
2.1%
1.9%
1.7%
1.5%
3.09%
3.13%
3.13%
3.11%
3.12%
3.21%
3.16%
3.12%
3.10%
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05

3.25%

(1)

1   NCF added 9 b.p., organic margin improved 1 b.p. from 3Q 04.

(2)

3.21%

2    Day count added 4 b.p., organic margin was flat from 4Q 04.

Net Interest Margin Trend

Net interest margin has been relatively stable over a two-year horizon

3.70
3.50
3.30
3.10
2.90
2.70
2.50
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
SunTrust
Peer Average*

Net Interest Margin Compared to Peers

*  Peers include Amsouth, Bank of America, BB&T, Comerica, Fifth Third, First Horizon, Keycorp, M&T Bank, Mellon, National City, Northern Trust, PNC,
    Regions, US Bancorp, Wachovia and Wells Fargo.  Numbers presented for peers are averages.

    Source: SNL Financial

Relatively stable NIM over the two-year horizon has brought SunTrust closer to the peer group

0.60
0.50
0.40
0.30
0.20
0.10
0.00
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
SunTrust Banks, Inc.
Peer Average*

NCOs/Average Loans Compared to Peers

*  Peers include AmSouth, Bank of America, BB&T, Comerica, Fifth Third, First Horizon, Keycorp, M&T Bank, Mellon, National City, Northern Trust, PNC, Regions,
    US Bancorp, Wachovia and Wells Fargo.  Numbers presented for peers are averages.

    Source: SNL Financial

Net charge-offs continue to compare favorably vs. peer group average

Change in bankruptcy
laws in Q4 negatively
impacted peer group,
but had insignificant
effect on SunTrust

Fee Income Growth

Deposits and Other Fees

Trust and Investment Mgmt.

Broker Dealer Revenue

Other Noninterest Income

Noninterest Income

($ in thousands)

$1,439,779

673,720

567,438

450,394

$3,131,331

$1,403,103

635,197

599,155

354,375

$2,991,830

$36,676

38,523

(31,717)

96,019

$139,501

2005

$ Growth

2004

(Estimated Historical

Combined)

3%

  6%

(5)%

27%

5%

% Growth

4  Noninterest Income excludes securities gains/(losses) and net gain on sale of RCM assets.

1

2

4

2  Includes retail investment services, investment banking income and trading account profits and commissions.

1  Includes service charges on deposits, card fees and other charges and fees.

Total noninterest income increased 5% over 2004

3  The increase in other noninterest income was largely driven by an increase in mortgage related fees.

3

1  Based on estimated historical combined numbers.

2  SunTrust presents total revenue excluding realized securities gains/losses and the net gain on sale of RCM assets for 2005.

3 Core expense growth excludes merger related expenses, amortization of intangibles and impairment charge on Affordable Housing Properties.

Operating Leverage

Core Expense Growth

Core Revenue Growth

   4

  6%

2

Annual Growth Trends

15

15%

3

Concerted effort to improve operating leverage is paying off

2004

2005

   6

   4%

2003

1

     7

    3%

2002

Achieved Positive
Operating Leverage

65
60
55
50
45
40
35
30
25
20
57.99
59.99
61.39
60.94
60.12
59.03
2002
2003
2004
2005

Excluding merger related expenses and the impact of net gain on sale of RCM aasets for 2005.

Focus on Efficiency

Positive operating leverage drove operating efficiency ratio improvement over 2004

$6.00
$5.50
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
.84
.93
1.09
1.19
1.31
1.38
1.45
1.64
1.89
2.32
2.56
2.87
3.13
3.04
0.37
4.13
0.10
4.30
0.09
4.72
0.07
4.66
0.14
4.73
5.19
0.05
5.45
0.17
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

1  EPS as originally reported and adjusted for stock splits.  There are no adjustments for merger pooling.

2  CAGR based on GAAP EPS excluding merger-related charges.

GAAP EPS

EPS (1)

Reduction in EPS due to merger-related charges

CAGR (2) = 10.0%

CAGR (2) = (0.6)%

CAGR (2) = 9.0%

EPS Growth Back on Track in 2005

EPS growth back in line with the long-term trend despite the dilution effect from the NCF merger

1.45
1.40
1.35
1.30
1.25
1.20
1.15
1.10
1.05
1.00
1.21
1.28
1.36
1.30
1.31
1.40
1.37
1.42
1.43
4Q 03
1Q 04
2Q 04
3Q 04
4Q 04
1Q 05
2Q 05
3Q 05
4Q 05

Improving EPS Trends 1

Strong operating trends translating into quarterly EPS growth despite dilution

1 EPS excludes after-tax merger expense.  Reconcilement of reported EPS to operating EPS is contained in the appendix.

1.37

The impact of net gain on sale of RCM assets

Line of Business Goals

Leverage merger to capture market share

Grow branch network, emphasis on in-store
opportunities

Improve partnership between business banking
and other LOBs to ensure proper client
segmentation, enhance service and improve retention

Capitalize on
opportunities in legacy
NCF footprint to grow
diversified commercial, auto
dealer, middle market and
institutional/government
segments

Make significant
investments in Treasury
Management products,
sales and service to
capture emerging
opportunities in the
payments business

GOALS

Continue to enhance
capital markets sales into
Commercial and Wealth &
Investment Management client
base

Invest in developing new
and existing Debt Capital
Market product
capabilities

Aggressively expand and
retain share of emerging wealth
segments

Integrate successful private
banking units into private wealth
management for a more
comprehensive approach

Integrate Alexander Key and
SunTrust Securities into SunTrust
Investment Services to leverage
broker platform and achieve
efficiencies

Partner with Retail to
improve
penetration

Continue to
strengthen
product offerings
and distribution
capabilities

Business Line	Long Term Growth Rate Target
Retail	8 -10%
Commercial	8 -10%
Corporate and Investment Banking	9 -11%
Wealth & Investment Management	12 -14%
Mortgage	8-10%
SunTrust	8 -10%

Long Term Growth Initiatives

SunTrust Today

Our foundation is firmly in place:

Fully functioning operating model with clear allocation of responsibilities

Key components of sales organization in place:  frequent sales meetings, sales and referral goals and linked incentives

We have clear strategy and focused initiatives to drive performance:

Deliver “Big Bank” capabilities with local decision making and responsiveness

Focus on customer acquisition and retention

Drive cross-LOB referrals

Key initiatives are generating tangible results

Capitalizing on opportunities provided by the National Commerce
Financial merger

APPENDIX

Average Loan Growth

Commercial

Mortgages

RE Commercial and Construction

Real Estate Equity

Consumer

Other

Total Loans

($ in millions)

$774

7,432

4,338

2,052

(1,032)

126

$13,690

$32,223

22,461

18,602

11,016

15,369

467

$100,138

$32,997

29,893

22,940

13,068

14,337

593

$113,828

2.4%

33.1%

23.3%

18.6%

(6.7)%

27.0%

13.7%

4Q 2005

$ Growth

4Q 2004

% Growth

Average Consumer and Commercial Deposit Growth

DDA

NOW

MMA

Savings

Consumer Time

Total Consumer and
Commercial Deposits

$511

70

1,291

(2,666)

5,451

$4,657

$24,182

16,941

24,507

8,139

16,832

$90,601

$24,693

17,011

25,798

5,473

22,282

$95,257

2.1%

0.4%

5.3%

(32.8)%

32.4%

5.1%

($ in millions)

4Q 2005

$ Growth

4Q 2004

% Growth

Net Charge-offs

Net Charge-offs to Avg.
Loans

NPAs

NPAs to
Loans/OREO/Other repo

Allowance for loan
losses

Allowance to Non-
performing loans

Allowance to Charge-
offs (Years Coverage)

4Q 2005

4Q 2004

3Q 2005

$76,711

0.27%

$362,737

0.32%

$1,029,855

312.4%

3.4

$49,853

0.17%

$334,215

0.29%

$1,028,128

346.9%

5.2

$53,893

0.21%

$410,658

0.40%

$1,050,024

281.3%

4.9

$35,384

0.13%

$380,303

0.35%

$1,036,173

296.7%

7.3

2Q 2005

($ in thousands)

1Q 2005

$36,834

0.14%

$392,345

0.37%

$1,023,746

286.7%

6.9

Strong Credit Quality

SunTrust Banks, Inc. and Subsidiaries
RECONCILEMENT OF NON-GAAP MEASURES
APPENDIX A
(Dollars in thousands)

	Three Months Ended					Twelve Months Ended
	December 31 2005	September 30 2005	June 30 2005	March 31 2005	December 31 2004	December 31
						2005	2004
NON-GAAP MEASURES PRESENTED
Net income	$513,806	$510,774	$465,700	$492,294	$455,729	$1,982,574	$1,572,901
Securities (gains)/losses, net of tax	(372)	1,283	17	3,509	12,595	4,436	27,099
Net income excluding securities gains and losses	513,434	512,057	465,717	495,803	468,324	1,987,010	1,600,000
The Coca-Cola Company dividend, net of tax	(12,027)	(12,028)	(12,027)	(12,028)	(10,739)	(48,112)	(42,957)
Net income excluding securities (gains)/losses and The Coca-Cola Company dividend	$501,407	$500,029	$453,690	$483,775	$457,585	$1,938,898	$1,557,043
Total average assets	$175,769,140	$169,933,960	$165,253,589	$161,218,222	$156,570,092	$168,088,771	$133,754,293
Average net unrealized securities gains	(1,871,230)	(2,102,257)	(1,791,566)	(2,032,787)	(2,056,737)	(1,949,436)	(2,372,246)
Average assets less net unrealized securities gains	$173,897,910	$167,831,703	$163,462,023	$159,185,435	$154,513,355	$166,139,335	$131,382,047
Total average equity	$16,875,645	$16,822,919	$16,275,567	$16,119,430	$15,818,968	$16,526,282	$11,469,482
Average accumulated other comprehensive income	(1,126,701)	(1,331,103)	(1,139,477)	(1,285,278)	(1,304,553)	(1,220,508)	(1,517,227)
Total average realized equity	$15,748,944	$15,491,816	$15,136,090	$14,834,152	$14,514,415	$15,305,774	$9,952,255
Return on average total assets	1.16%	1.19%	1.13%	1.24%	1.16%	1.18%	1.18%
Impact of excluding net realized and unrealized securities gains/losses and The Coca-Cola Company dividend	(0.02)	(0.01)	(0.02)	(0.01)	0.02	(0.01)	0.01
Return on average total assets less net unrealized securities gains[1]	1.14%	1.18%	1.11%	1.23%	1.18%	1.17%	1.19%
Return on average total shareholders' equity	12.08%	12.05%	11.48%	12.39%	11.46%	12.00%	13.71%
Impact of excluding net realized and unrealized securities gains/ losses and The Coca-Cola Company dividend	0.55	0.76	0.54	0.84	1.08	0.67	1.94
Return on average realized shareholders' equity[2]	12.63%	12.81%	12.02%	13.23%	12.54%	12.67%	15.65%
Noninterest income	$790,437	$832,398	$770,909	$753,814	$759,003	$3,147,558	$2,604,446
Securities (gains)/losses	(600)	2,069	27	5,659	19,377	7,155	41,691
Gain on sale of RCM assets, net of related expenses	—	(3,508)	—	(19,874)	—	(23,382)	—
Total noninterest income excluding securities (gains)/losses and net gain on sale of RCM assets[3]	$789,837	$830,959	$770,936	$739,599	$778,380	$3,131,331	$2,646,137
Net interest income	$1,187,036	$1,156,661	$1,123,709	$1,111,560	$1,084,204	$4,578,966	$3,685,155
FTE adjustment	20,025	19,081	18,720	17,666	16,684	75,492	58,398
Net interest income — FTE	1,207,061	1,175,742	1,142,429	1,129,226	1,100,888	4,654,458	3,743,553
Noninterest income	790,437	832,398	770,909	753,814	759,003	3,147,558	2,604,446
Total revenue	1,997,498	2,008,140	1,913,338	1,883,040	1,859,891	7,802,016	6,347,999
Securities (gains)/losses	(600)	2,069	27	5,659	19,377	7,155	41,691
Gain on sale of RCM assets, net of related expenses	—	(3,508)	—	(19,874)	—	(23,382)	—
Total revenue excluding securities (gains)/losses and net gain on sale of RCM assets[3]	$1,996,898	$2,006,701	$1,913,365	$1,868,825	$1,879,268	$7,785,789	$6,389,690
	Three Months Ended
	December 31 2005	September 30 2005	%[4] Change	December 31 2005	December 31 2004	% Change
AVERAGE LOW COST CONSUMER AND COMMERCIAL DEPOSIT RECONCILEMENT
Noninterest bearing deposits	$24,693,026	$24,521,452	0.7	$24,693,026	$24,181,729	2.1
NOW accounts	17,011,346	16,853,139	0.9	17,011,346	16,940,751	0.4
Savings	5,472,928	5,865,099	(6.7)	5,472,928	8,139,263	(32.8)
Total average low cost consumer and commercial deposits	$47,177,300	$47,239,690	(0.1)	$47,177,300	$49,261,743	(4.2)

[1]	SunTrust presents a return on average assets less net unrealized gains on securities. The foregoing numbers reflect primarily adjustments to remove the effects of the Company's securities portfolio which includes the ownership by the Company of 48.3 million shares of The Coca-Cola Company. The Company uses this information internally to gauge its actual performance in the industry. The Company believes that the return on average assets less the net unrealized securities gains is more indicative of the Company's return on assets because it more accurately reflects the return on the assets that are related to the Company's core businesses which are primarily customer relationship and customer transaction driven. The return on average assets less net unrealized gains on securities is computed by dividing annualized net income, excluding securities gains/losses and The Coca-Cola Company dividend, by average assets less net unrealized securities gains.

[2]	The Company also believes that the return on average realized equity is more indicative of the Company's return on equity because the excluded equity relates primarily to a long term holding of a specific security. The return on average realized shareholders' equity is computed by dividing annualized net income, excluding securities gains/losses and The Coca-Cola Company dividend, by average realized shareholders' equity.

[3]	SunTrust presents total noninterest income and total revenue excluding realized securities gains/losses and the net gain on the sale of RCM assets. The Company believes total noninterest income and total revenue without securities gains/losses is more indicative of the Company's performance because it isolates income that is primarily customer relationship and customer transaction driven. SunTrust further excludes the net gain on the sale of RCM assets because the Company believes the exclusion of the net gain is more indicative of normalized operations.

[4]	Multiply by 4 to calculate sequential annualized growth or reductions discussed in the earnings call.

SunTrust Banks, Inc. and Subsidiaries
RECONCILEMENT OF NON-GAAP MEASURES
APPENDIX A, continued
(Dollars in thousands)

	Three Months Ended			Twelve Months Ended
	December 31 2005	September 30 2005	December 31 2004	December 31 2005	December 31 2004
SELECTED NON-GAAP MEASURES PRESENTED [1]
Net income	$513,806	$510,774	$455,729	$1,982,574	$1,572,901
Merger expense, net of tax	4,053	7,505	18,461	61,158	18,461
Net income excluding merger expense	517,859	518,279	474,190	2,043,732	1,591,362
Net gain on sale of RCM assets, net of tax	—	(2,175)	—	(14,497)	—
Net income excluding merger expense and net gain on sale of RCM assets	$517,859	$516,104	$474,190	$2,029,235	$1,591,362
Diluted earnings per share	$1.41	$1.40	$1.26	$5.45	$5.19
Impact of excluding merger expense	0.02	0.02	0.05	0.17	0.06
Diluted earnings per share excluding merger expense	1.43	1.42	1.31	5.62	5.25
Impact of net gain on sale of RCM assets	—	—	—	(0.04)	—
Diluted earnings per share excluding merger expense and net gain on sale of RCM assets	$1.43	$1.42	$1.31	$5.58	$5.25
Total revenue	$1,997,498	$2,008,140	$1,859,891	$7,802,016	$6,347,999
Securities (gains)/losses	(600)	2,069	19,377	7,155	41,691
Net gain on sale of RCM assets	—	(3,508)	—	(23,382)	—
Total revenue excluding securities (gains)/losses and net gain on sale of RCM assets	$1,996,898	$2,006,701	$1,879,268	$7,785,789	$6,389,690
Noninterest income	$790,437	$832,398	$759,003	$3,147,558	$2,604,446
Net gain on sale of RCM assets	—	(3,508)	—	(23,382)	—
Noninterest income excluding net gain on sale of RCM assets	$790,437	$828,890	$759,003	$3,124,176	$2,604,446
Noninterest expense	$1,206,927	$1,177,071	$1,148,992	$4,690,729	$3,897,038
Merger expense	(6,538)	(12,104)	(28,401)	(98,642)	(28,401)
Noninterest expense excluding merger expense	$1,200,389	$1,164,967	$1,120,591	$4,592,087	$3,868,637
Efficiency ratio	60.42%	58.62%	61.78%	60.12%	61.39%
Impact of excluding merger expense	(0.33)	(0.61)	(1.53)	(1.26)	(0.45)
Efficiency ratio excluding merger expense	60.09	58.01	60.25	58.86	60.94
Impact of net gain on sale of RCM assets	—	0.10	—	0.17	—
Efficiency ratio excluding merger expense and net gain on sale of RCM assets	60.09%	58.11%	60.25%	59.03%	60.94%
Return on average total assets	1.16%	1.19%	1.16%	1.18%	1.18%
Impact of excluding merger expense	0.01	0.02	0.04	0.04	0.01
Return on average total assets excluding merger expense [2]	1.17%	1.21%	1.20%	1.22%	1.19%
Return on average total shareholders' equity	12.08%	12.05%	11.46%	12.00%	13.71%
Impact of excluding merger expense	0.09	0.17	0.47	0.37	0.16
Return on average total shareholders' equity excluding merger expense [3]	12.17%	12.22%	11.93%	12.37%	13.87%

[1]	SunTrust presents selected financial data on a basis that excludes merger expense, which represent incremental costs to integrate the operations of National Commerce Financial (‘‘NCF’’). The Company also presents selected financial data that further excludes the net gain related to the sale of RCM assets. The Company believes the exclusion of these two measures is more reflective of normalized operations.

[2]	Computed by dividing annualized net income excluding merger expense by average total assets.

[3]	Computed by dividing annualized net income excluding merger expense by average total shareholders' equity.

SunTrust Banks, Inc. and Subsidiaries
QUARTER-TO-QUARTER COMPARISON — ACTUAL
APPENDIX B

	Three Months Ended
	December 31 2005	September 30 2005	Increase/ (Decrease)		Sequential Annualized[1] %	December 31 2005	December 31 2004	Increase/ (Decrease)
			Amount	%				Amount	%
STATEMENTS OF INCOME (Dollars in thousands)
NET INTEREST INCOME	$1,187,036	$1,156,661	$30,375	2.6%	10.5%	$1,187,036	$1,084,204	$102,832	9.5%
Provision for loan losses	48,126	70,393	(22,267)	(31.6)	NM	48,126	37,099	11,027	29.7
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	1,138,910	1,086,268	52,642	4.8	19.4	1,138,910	1,047,105	91,805	8.8
NONINTEREST INCOME
Deposit and other fees [2]	369,987	368,613	1,374	0.4	1.5	369,987	356,777	13,210	3.7
Trust and investment management income	172,900	168,802	4,098	2.4	9.7	172,900	160,526	12,374	7.7
Broker / dealer revenue[3]	132,909	147,184	(14,275)	(9.7)	(38.8)	132,909	158,888	(25,979)	(16.4)
Other noninterest income	114,041	146,360	(32,319)	(22.1)	(88.3)	114,041	102,189	11,852	11.6
Noninterest income before securities gains/(losses) and net gain on sale of RCM assets [4]	789,837	830,959	(41,122)	(4.9)	(19.8)	789,837	778,380	11,457	1.5
Gain on sale of RCM assets, net of related expenses	—	3,508	(3,508)	(100.0)	NM	—	—	—	—
Noninterest income before securities gains/(losses)	789,837	834,467	(44,630)	(5.3)	(21.4)	789,837	778,380	11,457	1.5
Securities gains/(losses)	600	(2,069)	2,669	(129.0)	NM	600	(19,377)	19,977	(103.1)
Total noninterest income	790,437	832,398	(41,961)	(5.0)	(20.2)	790,437	759,003	31,434	4.1
NONINTEREST EXPENSE
Personnel expense	643,801	632,333	11,468	1.8	7.3	643,801	612,861	30,940	5.0
Net occupancy expense	83,217	79,519	3,698	4.7	18.6	83,217	78,218	4,999	6.4
Outside processing and software	92,305	92,952	(647)	(0.7)	(2.8)	92,305	81,368	10,937	13.4
Equipment expense	49,494	50,083	(589)	(1.2)	(4.7)	49,494	50,765	(1,271)	(2.5)
Marketing and customer development	50,133	38,651	11,482	29.7	NM	50,133	34,389	15,744	45.8
Other noninterest expense	245,197	216,020	29,177	13.5	54.0	245,197	231,231	13,966	6.0
Noninterest expense before Affordable Housing impairment charge, amortization of intangible assets and merger expense[5]	1,164,147	1,109,558	54,589	4.9	19.7	1,164,147	1,088,832	75,315	6.9
Impairment charge on Affordable Housing Properties	8,050	25,672	(17,622)	(68.6)	NM	8,050	—	8,050	100.0
Amortization of intangible assets	28,192	29,737	(1,545)	(5.2)	(20.8)	28,192	31,759	(3,567)	(11.2)
Merger expense	6,538	12,104	(5,566)	(46.0)	NM	6,538	28,401	(21,863)	(77.0)
Total noninterest expense	1,206,927	1,177,071	29,856	2.5	10.1	1,206,927	1,148,992	57,935	5.0
INCOME BEFORE INCOME TAXES	722,420	741,595	(19,175)	(2.6)	(10.3)	722,420	657,116	65,304	9.9
Provision for income taxes	208,614	230,821	(22,207)	(9.6)	(38.5)	208,614	201,387	7,227	3.6
NET INCOME	513,806	510,774	3,032	0.6	2.4	513,806	455,729	58,077	12.7
Merger expense, net of tax	4,053	7,505	(3,452)	(46.0)	NM	4,053	18,461	(14,408)	(78.0)
NET INCOME EXCLUDING MERGER EXPENSE	517,859	518,279	(420)	(0.1)	(0.3)	517,859	474,190	43,669	9.2
Net gain on sale of RCM assets, net of tax	—	(2,175)	2,175	(100.0)	NM	—	—	—	—
NET INCOME EXCLUDING MERGER EXPENSE AND NET GAIN ON SALE OF RCM ASSETS	$517,859	$516,104	$1,755	0.3%	1.4%	$517,859	$474,190	$43,669	9.2%
REVENUE (Dollars in thousands)
Net interest income	$1,187,036	$1,156,661	$30,375	2.6%	10.5%	$1,187,036	$1,084,204	$102,832	9.5%
FTE adjustment	20,025	19,081	944	4.9	19.8	20,025	16,684	3,341	20.0
Net interest income — FTE	1,207,061	1,175,742	31,319	2.7	10.7	1,207,061	1,100,888	106,173	9.6

	Three Months Ended
	December 31 2005	September 30 2005	Increase/ (Decrease)		Sequential Annualized[1] %	December 31 2005	December 31 2004	Increase/ (Decrease)
			Amount	%				Amount	%
Noninterest income	790,437	832,398	(41,961)	(5.0)	(20.2)	790,437	759,003	31,434	4.1
Total revenue	1,997,498	2,008,140	(10,642)	(0.5)	(2.1)	1,997,498	1,859,891	137,607	7.4
Securities (gains)/losses	(600)	2,069	(2,669)	(129.0)	NM	(600)	19,377	(19,977)	(103.1)
Net gain on sale of RCM assets	—	(3,508)	3,508	(100.0)	NM	—	—	—	—
Total revenue excluding securities gains/losses and net gain on sale of RCM assets	$1,996,898	$2,006,701	($9,803)	(0.5)%	(2.0)%	$1,996,898	$1,879,268	$117,630	6.3%
SELECTED AVERAGE BALANCES (Dollars in millions)
Average Loans[6]
Commercial	$33,080	$32,713	$367	1.1%	4.5%	$33,080	$32,343	$737	2.3%
Real estate 1-4 family	30,014	28,366	1,648	5.8	23.2	30,014	22,535	7,479	33.2
Real estate commercial and construction	23,021	22,484	537	2.4	9.5	23,021	18,660	4,361	23.4
Real estate equity	13,068	12,649	419	3.3	13.2	13,068	11,016	2,052	18.6
Consumer [7]	14,373	14,382	(9)	(0.1)	(0.3)	14,373	15,390	(1,017)	(6.6)
Credit cards	272	224	48	21.4	85.4	272	193	79	41.1
Total loans	$113,828	$110,818	$3,010	2.7%	10.9%	$113,828	$100,137	$13,691	13.7%
Average deposits
Noninterest bearing deposits	$24,693	$24,522	$171	0.7%	2.8%	$24,693	$24,182	$511	2.1%
NOW accounts	17,011	16,853	158	0.9	3.8	17,011	16,941	70	0.4
Money market accounts	25,798	26,300	(502)	(1.9)	(7.6)	25,798	24,507	1,291	5.3
Savings	5,473	5,865	(392)	(6.7)	(26.7)	5,473	8,139	(2,666)	(32.8)
Consumer and other time	22,282	20,536	1,746	8.5	34.0	22,282	16,832	5,450	32.4
Total consumer and commercial deposits	95,257	94,076	1,181	1.3	5.0	95,257	90,601	4,656	5.1
Brokered and foreign deposits	21,010	17,969	3,041	16.9	67.7	21,010	10,671	10,339	96.9
Total deposits	$116,267	$112,045	$4,222	3.8%	15.1%	$116,267	$101,272	$14,995	14.8%
SELECTED CREDIT DATA (Dollars in thousands)
Nonaccrual loans	$271,974	$307,788	($35,814)	(11.6)%	(46.5)%	$271,974	$354,241	($82,267)	(23.2)%
Restructured loans	24,399	21,876	2,523	11.5	46.1	24,399	19,049	5,350	28.1
Total nonperforming loans	296,373	329,664	(33,291)	(10.1)	(40.4)	296,373	373,290	(76,917)	(20.6)
Other real estate owned (OREO)	30,682	26,013	4,669	18.0	71.8	30,682	28,619	2,063	7.2
Other repossessed assets	7,160	7,060	100	1.4	5.6	7,160	8,749	(1,589)	(18.2)
Total nonperforming assets	$334,215	$362,737	($28,522)	(7.9)%	(31.5)%	$334,215	410,658	($76,443)	(18.6)%
Allowance for loan and lease losses	$1,028,128	$1,029,855	($1,727)	(0.2)%	(0.7)%	$1,028,128	$1,050,024	($21,896)	(2.1)%

[1]	Multiply percentage change by 4 to calculate sequential annualized change. Any sequential annualized change over 100 percent is labeled as ‘‘NM’’. Those changes over 100 percent were not considered to be meaningful.

[2]	Includes service charges on deposits, card fees and other charges and fees.

[3]	Includes retail investment services, investment banking income and trading account profits and commissions.

[4]	SunTrust presents noninterest income before securities gains/(losses) and net gain on the sale of RCM assets. The Company believes noninterest income before securities gains/(losses) is more indicative of the Company's performance because it isolates income that is primarily customer relationship and customer transaction driven. SunTrust further excludes the net gain on the sale of RCM assets because the Company believes the exclusion of the net gain provides better comparability and is more indicative of normalized operations.

[5]	The Company presents noninterest expense before an impairment charge on Affordable Housing Properties, amortization of intangible assets and merger expense. The Company believes the exclusion of these measures provides better comparability and is more reflective of normalized operations.

[6]	SunTrust's average nonaccrual and restructured loans are included in the respective categories to conform to the NCF presentation.

[7]	Includes consumer direct and consumer indirect loans.

SunTrust Banks, Inc. and Subsidiaries
YEAR-TO-YEAR COMPARISON — HISTORICAL COMBINED GROWTH
APPENDIX B, continued

The year-to-date 2004 figures represent SunTrust and NCF on a historical combined basis.

See next page for a reconcilement of these historical combined amounts.

	HISTORICAL COMBINED
	Twelve Months Ended
	December 31		Increase/(Decrease)
	2005	2004	Amount	%
STATEMENTS OF INCOME (Dollars in thousands)
NET INTEREST INCOME	$4,578,966	$4,265,027	$313,939	7.4%
Provision for loan losses	176,886	179,514	(2,628)	(1.5)
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	4,402,080	4,085,513	316,567	7.7
NONINTEREST INCOME
Deposit and other fees [1]	1,439,779	1,403,103	36,676	2.6
Trust and investment management income	673,720	635,197	38,523	6.1
Broker / dealer revenue [2]	567,438	599,155	(31,717)	(5.3)
Other noninterest income	450,394	354,375	96,019	27.1
Noninterest income before securities gains/(losses) and net gain on sale of RCM assets [3]	3,131,331	2,991,830	139,501	4.7
Gain on sale of RCM assets, net of related expenses	23,382	—	23,382	100.0
Noninterest income before securities gains/(losses)	3,154,713	2,991,830	162,883	5.4
Securities losses	(7,155)	(29,079)	21,924	(75.4)
Total noninterest income	3,147,558	2,962,751	184,807	6.2
NONINTEREST EXPENSE
Personnel expense	2,534,211	2,402,832	131,379	5.5
Net occupancy expense	312,070	308,401	3,669	1.2
Outside processing and software	357,387	306,713	50,674	16.5
Equipment expense	204,038	206,921	(2,883)	(1.4)
Marketing and customer development	156,711	138,400	18,311	13.2
Other noninterest expense	874,984	905,595	(30,611)	(3.4)
Noninterest expense before Affordable Housing impairment charge, amortization of intangible assets and merger expense [4]	4,439,401	4,268,862	170,539	4.0
Impairment charge on Affordable Housing Properties	33,722	9,001	24,721	274.6
Amortization of intangible assets	118,964	116,661	2,303	2.0
Merger expense	98,642	28,401	70,241	247.3
Total noninterest expense	4,690,729	4,422,925	267,804	6.1
INCOME BEFORE INCOME TAXES	2,858,909	2,625,339	233,570	8.9
Provision for income taxes	876,335	809,466	66,869	8.3
NET INCOME	1,982,574	1,815,873	166,701	9.2
Merger expense, net of tax	61,158	18,461	42,697	231.3
NET INCOME EXCLUDING MERGER EXPENSE	2,043,732	1,834,334	209,398	11.4
Net gain on sale of RCM assets, net of tax	(14,497)	—	(14,497)	(100.0)
NET INCOME EXCLUDING MERGER EXPENSE AND NET GAIN ON SALE OF RCM ASSETS	$2,029,235	$1,834,334	$194,901	10.6%
REVENUE (Dollars in thousands)
Net interest income	$4,578,966	$4,265,027	$313,939	7.4%
FTE adjustment [5]	75,492	65,125	10,367	15.9

	HISTORICAL COMBINED
	Twelve Months Ended
	December 31		Increase/(Decrease)
	2005	2004	Amount	%
Net interest income — FTE	4,654,458	4,330,152	324,306	7.5
Noninterest income	3,147,558	2,962,751	184,807	6.2
Total revenue	7,802,016	7,292,903	509,113	7.0
Securities losses	7,155	29,079	(21,924)	(75.4)
Net gain on sale of RCM assets	(23,382)	—	(23,382)	(100.0)
Total revenue excluding securities gains/losses
and net gain on sale of RCM assets	$7,785,789	$7,321,982	$463,807	6.3%
Noninterest expense	$4,690,729	$4,422,925	$267,804	6.1%
Merger expense	(98,642)	(28,401)	(70,241)	247.3
Noninterest expense excluding merger expense	$4,592,087	$4,394,524	$197,563	4.5%
Efficiency ratio	60.12%	60.65%	(0.53)	(0.9)%
Impact of excluding merger expense	(1.26)	(0.39)	(0.87)	224.7
Efficiency ratio excluding merger expense	58.86%	60.26%	(1.40)	(2.3)%
SELECTED AVERAGE BALANCES (Dollars in millions)
Average Loans[6]
Commercial	$32,935	$32,147	$788	2.5%
Real estate 1-4 family	27,092	20,847	6,245	30.0
Real estate commercial and construction	21,567	18,081	3,486	19.3
Real estate equity	12,361	9,916	2,445	24.7
Consumer [7]	14,560	15,358	(798)	(5.2)
Credit cards	227	172	55	32.1
Total loans	$108,742	$96,521	$12,221	12.7%
Average deposits
Noninterest bearing deposits	$24,315	$23,033	$1,282	5.6%
NOW accounts	17,214	15,468	1,746	11.3
Money market accounts	25,589	24,249	1,340	5.5
Savings	6,320	8,497	(2,177)	(25.6)
Consumer and other time	19,917	15,840	4,077	25.7
Total consumer and commercial deposits	93,355	87,087	6,268	7.2
Brokered and foreign deposits	17,052	11,855	5,197	43.8
Total deposits	$110,407	$98,942	$11,465	11.5%

[1]	Includes service charges on deposits, card fees and other charges and fees.

[2]	Includes retail investment services, investment banking income and trading account profits and commissions.

[3]	SunTrust presents noninterest income before securities gains/(losses) and net gain on the sale of RCM assets. The Company believes noninterest income before securities gains/losses is more indicative of the Company's performance because it isolates income that is primarily customer relationship and customer transaction driven. SunTrust further excludes the net gain on the sale of RCM assets because the Company believes the exclusion of the net gain provides better comparability and is more indicative of normalized operations.

[4]	The Company presents noninterest expense before an impairment charge on Affordable Housing Properties, amortization of intangible assets and merger expense. The Company believes the exclusion of these measures provides better comparability and is more reflective of normalized operations.

[5]	NCF's FTE adjustments were reduced $13.1 million from the year ended 2004 to conform to SunTrust methodology.

[6]	SunTrust's average nonaccrual and restructured loans are included in the respective categories to conform to the NCF presentation.

[7]	Includes consumer direct and consumer indirect loans.

SunTrust Banks, Inc. and Subsidiaries
SUNTRUST / NCF — SELECTED HISTORICAL FINANCIAL DATA
APPENDIX B, continued

	Twelve Months Ended
	December 31, 2004
	SunTrust	NCF	Historical Combined
STATEMENTS OF INCOME (Dollars in thousands)
NET INTEREST INCOME	$3,685,155	$579,872	$4,265,027
Provision for loan losses	135,537	43,977	179,514
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	3,549,618	535,895	4,085,513
NONINTEREST INCOME
Deposit and other fees [1]	1,243,955	159,148	1,403,103
Trust and investment management income	586,783	48,414	635,197
Broker / dealer revenue [2]	527,340	71,815	599,155
Other noninterest income	288,059	66,316	354,375
Noninterest income before securities gains/(losses)	2,646,137	345,693	2,991,830
Securities gains/(losses)	(41,691)	12,612	(29,079)
Total noninterest income	2,604,446	358,305	2,962,751
NONINTEREST EXPENSE
Personnel expense	2,168,313	234,519	2,402,832
Net occupancy expense	268,248	40,153	308,401
Outside processing and software	286,270	20,443	306,713
Equipment expense	184,865	22,056	206,921
Marketing and customer development	128,291	10,109	138,400
Other noninterest expense	746,067	159,528	905,595
Noninterest expense before Affordable Housing impairment charge, amortization of intangible assets and merger expense	3,782,054	486,808	4,268,862
Impairment charge on Affordable Housing Properties	9,001	—	9,001
Amortization of intangible assets	77,582	39,079	116,661
Merger expense	28,401	—	28,401
Total noninterest expense	3,897,038	525,887	4,422,925
INCOME BEFORE INCOME TAXES	2,257,026	368,313	2,625,339
Provision for income taxes	684,125	125,341	809,466
NET INCOME	$1,572,901	$242,972	$1,815,873
REVENUE (Dollars in thousands)
Net interest income	$3,685,155	$579,872	$4,265,027
FTE adjustment [3]	58,398	6,727	65,125
Net interest income — FTE	3,743,553	586,599	4,330,152
Noninterest income	2,604,446	358,305	2,962,751
Total revenue	6,347,999	944,904	7,292,903
Securities (gains)/losses	41,691	(12,612)	29,079
Total revenue excluding securities gains/losses	$6,389,690	$932,292	$7,321,982

	Twelve Months Ended
	December 31, 2004
	SunTrust	NCF	Historical Combined
Noninterest expense	$3,897,038	$525,887	$4,422,925
Merger expense	(28,401)	—	(28,401)
Noninterest expense excluding merger expense	$3,868,637	$525,887	$4,394,524
Efficiency ratio	61.39%	55.66%	60.65%
Impact of excluding merger expense	(0.45)	—	(0.39)
Efficiency ratio excluding merger expense	60.94%	55.66%	60.26%
SELECTED AVERAGE BALANCES (Dollars in millions)
Average Loans[4]
Commercial	$29,070	$3,077	$32,147
Real estate 1-4 family	20,048	799	20,847
Real estate commercial and construction	15,213	2,868	18,081
Real estate equity	8,503	1,413	9,916
Consumer [5]	13,220	2,138	15,358
Credit cards	160	12	172
Total loans	$86,214	$10,307	$96,521
Average deposits
Noninterest bearing deposits	$21,047	$1,986	$23,033
NOW accounts	13,778	1,690	15,468
Money market accounts	22,865	1,384	24,249
Savings	7,225	1,272	8,497
Consumer and other time	12,177	3,663	15,840
Total consumer and commercial deposits	77,092	9,995	87,087
Brokered and foreign deposits	10,041	1,814	11,855
Total deposits	$87,133	$11,809	$98,942

[1]	Includes service charges on deposits, card and other charges and fees.

[2]	Includes retail investment services, investment banking income and trading account profits and commissions.

[3]	NCF's FTE adjustments were reduced $13.1 million from the year ended 2004 to conform to SunTrust methodology.

[4]	SunTrust's average nonaccrual and restructured loans are included in the respective categories to conform to the NCF presentation.

[5]	Includes consumer direct and consumer indirect loans.